UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2014

INTEGRATED ENERGY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-155059	61-1604254
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

480 Forest Avenue, Suite 1

Locust Valley, NY 11560

(Address of Principal Executive Offices)

Amerilithium Corp.

 (Former name or former address, if changed

since last report)

(702) 583-7790

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws

On September 26, 2014, the Financial Industry Regulatory Authority (FINRA) effected in the marketplace the change of the corporate name of Integrated Energy Solutions, Inc. (the “Company”) from Amerilithium Corp. (the “Name Change”), and effective on such date, the Company trades under its new name, Integrated Energy Solutions, Inc. The Company filed an amendment to its Articles of Incorporation with the State of Nevada regarding the Name Change.

Item. 8.01  Other Items

Item 5.03 is hereby incorporated by reference.

Effective September 26, 2014, the Company is quoted on the OTC Markets under its new trading symbol, “IENG”.

Item 9.01  Financial Statements and Exhibits

The following exhibit is attached as part of this report:

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Integrated Energy Solutions, Inc.

Date: October 1, 2014	By:	/s/ Ernest Remo
	Name:	Ernest Remo
	Title:	Chief Executive Officer